FIRST AMENDMENT
                              OF CREDIT AGREEMENT

         THIS FIRST AMENDMENT OF CREDIT AGREEMENT (this "Amendment"), dated as of September 15, 1995 (this "Agreement"), is by and among Peebles Inc., a Virginia corporation (the "Borrower"), the undersigned financial institutions in their capacities as lenders (collectively, the "Lenders," and each individually, a "Lender"), Societe Generale, Southwest Agency and Internationale Nederlanden (U.S.) Capital Corporation, as co-agents (the "Co-Agents"), and NatWest Bank N.A., as agent (the "Agent") for the Lenders.

                                   RECITALS:

         WHEREAS, the Borrower, the Agent, the Co-Agents and the Lenders are parties to that certain Credit Agreement dated as of June 9, 1995 (the "Credit Agreement"); and

         WHEREAS, the Borrower, the Agent, the Co-Agents and the Lenders desire to amend certain provisions of the Credit Agreement on the terms and conditions set forth herein;

         NOW THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

         SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

                 (a) The definition of "Consolidated EBIT" appearing in Section 10 of the Credit Agreement is amended by adding the following sentence at the end thereof:

                  "For purposes of computing Consolidated Net Income in clause
                  (i) above with respect to the Borrower's fiscal quarter ended July 29, 1995, there shall be excluded from the computation thereof, without duplication and to the extent not otherwise excluded from the computation thereof, payments to certain management employees of the Borrower and related tax payments recognized by the Borrower as an expense in such fiscal quarter in an aggregate amount of $3,089,294, representing (i) an aggregate payment of $1,372,994 to management consisting of a payment of $6.25 per option for 219,679 options to purchase common stock at an exercise price of $23.75 per share, granted in connection with the Borrower's 1993 Stock Option Plan, (ii) an aggregate cash payment to management of $1,649,250 for the exchange of 213,020 stock options granted under the Borrower's 1993 Stock Option Plan and (iii) the payment by the Borrower of FICA and Medicare taxes in the aggregate amount of $67,050 with respect to the compensation payments described in clauses
                  (i) and (ii) of this sentence."

                 (b) Schedule 1.01 of the Credit Agreement is amended by deleting such Schedule in its entirety and replacing it with Schedule
         1.01 attached to this Amendment.

                 (c) Exhibit 12.04 of the Credit Agreement is amended by deleting such Exhibit in its entirety and replacing it with Exhibit
         12.04 attached to this Amendment.

         SECTION 3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the date (the "Effective Date") each of the following conditions are satisfied:

                 (a) the Borrower, the Agent, the Co-Agents and the Lenders shall have executed and delivered this Amendment; and

                 (b) the Borrower shall have executed and delivered to the Agent new Notes for each Lender in the principal amounts reflected on
         Schedule 1.01 attached to this Amendment.

         Promptly following the Effective Date and receipt of new Notes, each Lender shall deliver its original Notes to the Agent for cancellation and, upon receipt and cancellation thereof, the Agent shall return such Notes to the Borrower.

         SECTION 4. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders, the Co-Agents and the Agent as follows:

                 (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

                 (b) No Event of Default or Default has occurred and is continuing.

                 (c) The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of, and duly executed and delivered by, the Borrower and this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

                 (d) The execution, delivery and performance of this Amendment do not conflict with or result in a breach by the Borrower of any term of any material contract, loan agreement, indenture or other agreement or instrument to which the Borrower is a party or is subject.

         SECTION 5. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This Amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by the Borrower, the Agent, the Co-Agents and the Lenders.

         SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

         Section 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date above first written.

PEEBLES INC.

By: ________________________

Name: ______________________

Title: _____________________

NATWEST BANK N.A., individually and as
Agent

By: ________________________

Name: ______________________

Title: _____________________

SOCIETE GENERALE, SOUTHWEST
AGENCY, individually and as Co-Agent

By: ________________________

Name: ______________________

Title: _____________________

INTERNATIONALE NEDERLANDEN
(U.S.) CAPITAL CORPORATION,
individually and as Co-Agent

By: ________________________

Name: ______________________

Title: _____________________

                                                                   SCHEDULE 1.01

                                  COMMITMENTS
                                  -----------
                               A Term                   B Term                 Bridge                 Revolving
   Lender                    Commitment               Commitment             Commitment              Commitment
- ---------------             ------------              -----------            ----------              -----------
Internationale               $ 6,666,000.00           $ 9,999,000.00                                 $21,664,500.00
Nederlanden (U.S.)
Capital Corporation
NatWest Bank N.A.            $ 6,668,000.00           $10,002,000.00         $6,623.286.00           $21,671,000.00
Societe Generale             $ 6,666,000.00           $ 9,999,000.00                                 $21,664,500.00
                              -------------            -------------         -------------           --------------
         Total:              $20,000,000.00           $30,000,000.00         $6,623,286.00           $65,000,000.00
                             ==============           ==============         =============           ==============


                                 EXHIBIT 12.04

                              ASSIGNMENT AGREEMENT

                                                          Dated            , 19

                  Reference is made to the Credit Agreement described in Item 2 of Annex I hereto (as such Credit Agreement may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"). Unless otherwise defined in Annex I hereto, terms defined in the Credit Agreement are used herein as therein defined. ________ (the "Assignor") and __________ (the "Assignee") hereby agree as follows:

                  1. The Assignor hereby sells and assigns to the Assignee without recourse and without representation or warranty (other than as expressly provided herein), and the Assignee hereby purchases and assumes from the Assignor, that interest in and to all of the Assignor's rights and obligations under the Credit Agreement as of the date hereof which represents the percentage interest specified in Item 4 of Annex I hereto (the "Assigned Share") of all of the outstanding rights and obligations under the Credit Agreement relating to the facilities listed in Item 4 of Annex I hereto, including, without limitation, (x) in the case of any assignment of all or any portion of outstanding A Term Loans, all rights and obligations with respect to the Assigned Share of such A Term Loans, (y) in the case of any assignment of all or any portion of outstanding B Term Loans, all rights and obligations with respect to the Assigned Share of such B Term Loans, (z) in the case of any assignment of all or any portion of the Revolving Commitment, all rights and obligations with respect to the Assigned Share of such Revolving Commitment and of any Revolving Loans and Letters of Credit. After giving effect to such sale and assignment, the Assignee's Revolving Commitment and the amount of the outstanding A Term Loans and B Term Loans owing to the Assignee will be as set forth in Item 4 of Annex I hereto.

                  2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or the other Loan Documents or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries or the performance or observance by the Borrower or any of its Subsidiaries of any of their obligations under the Credit Agreement or the other Loan Documents to which they are a party or any other instrument or document furnished pursuant thereto.

                  3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Agent to take such action as the Agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; [and] (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender[; and (v) to the extent required by Section 4.04(b) of the Credit Agreement, attaches the forms described in Section 4.04(b) of the Credit Agreement] (1/).

                  4. Following the execution of this Assignment Agreement by the Assignor and the Assignee, an executed original hereof (together with all attachments) will be delivered to the Agent. The effective date of this Assignment Agreement shall be the date of execution hereof by the Assignor and the Assignee and the receipt of the consent of the Agent and the Borrower and receipt by the Agent of the administrative fee referred to in Section 12.04(b) of the Credit Agreement, or such later date, if any, which may be specified in
Item 5 of Annex I hereto (the "Settlement Date").

                  5. Upon the delivery of a fully executed original hereof to the Agent, as of the Settlement Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment Agreement, have the rights and obligations of a Lender thereunder and under the other Loan Documents [and] (ii) the Assignor shall, to the extent provided in this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents [and (iii) the Assignor shall be a Co-Agent under the Credit Agreement].

                  6. It is agreed that the Assignee shall be entitled to (x) all interest on the Assigned Share of the Loans at the rates specified in Item 6 of Annex I; (y) all Commitment Fees (if applicable) on the Assigned Share of the Revolving Commitment at the rate specified in Item 7 of Annex I hereto; (z) all Letter of Credit Fees and Facing Fees (if applicable) on the Assignee's participation in all Letters of Credit at the rate specified in Item 8 of Annex I hereto; which, in each case, accrue on and after the Settlement Date, such interest and, if applicable, Commitment Fees, Letter of Credit Fees and Facing Fees, to be paid by the Agent directly to the Assignee. It is further agreed that all payments of principal made on the Assigned Share of the Loans which occur on and after the Settlement Date will be paid directly by the Agent to the Assignee. Upon the Settlement Date, the Assignee shall pay to the Assignor an amount specified by the Assignor in writing which represents the Assigned Share of the principal amount of the respective Loans made by the Assignor pursuant to the Credit Agreement which are outstanding on the Settlement Date, net of any closing costs, and which are being assigned hereunder. The Assignor and the Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Settlement Date directly between themselves on the Settlement Date.


- --------
(1/)     Include if the Assignee is organized under the laws of a jurisdiction outside of the United States.

                  7. THIS ASSIGNMENT AND ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


                  IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Assignment and Assumption Agreement, as of the date first above written, such execution also being made on Annex I hereto.

Accepted this ____ day                                   [NAME OF ASSIGNOR]
of ___________, 19                                       as Assignor

                                                         By ________________
                                                         Title:

                                                         [NAME OF ASSIGNEE]
                                                         as Assignee

                                                         By ________________
                                                         Title:

Consented to as of              , 19  :
                   --------- ---    --

NATWEST BANK N.A., as Agent

By ____________________
  Title:

PEEBLES INC.

By ____________________
  Title:

                        ANNEX I TO ASSIGNMENT AGREEMENT

1.       Borrower: Peebles Inc.

2.       Name and Date of Credit Agreement:

         Credit Agreement, dated as of June 9, 1995, among Peebles Inc., the Lenders and Co-Agents from time to time parties thereto, and NatWest Bank N.A., as Agent, as amended, restated, supplemented or otherwise modified to the date hereof.

3.       Date of Assignment Agreement:

4.       Amounts (as of date of item #3 above):

                                   Outstanding      Outstanding       Revolving
                                   A Term           B Term            Commitment
                                   Loans            Loans

     a.  Aggregate Amount for       _________        __________       $________
         all Lenders

     b.  Assigned Share (2/)        _________        __________        ________%

     c.  Amount of Assigned Share   __________       __________       $________

5.       Settlement Date:

6.       Rate of Interest
         to the Assignee:      As set forth in Section 1.08 of the Credit
                               Agreement (unless otherwise agreed to by the Assignor and the Assignee)(3/)

- --------
(2/)     Percentage taken to 4 decimal places.

(3/)     The Borrower and the Agent shall direct the entire amount of the interest to the Assignee at the rate set forth in Section 1.08 of the Credit Agreement, with the Assignor and Assignee effecting the agreed upon sharing of the interest, if any, through payments by the Assignee to the Assignor.

                                                                  Annex I
                                                                   Page 2

7.       Commitment
         Fee: As set forth in Section 3.01(a) of the Credit Agreement (unless otherwise agreed to by the Assignor and the Assignee)(4/)

8.       Letter of Credit
         Fees and Facing
         Fees to the
         Assignee:             As set forth in Sections 3.01(b) and (c) of the
                               Credit Agreement (unless other- wise agreed to by the Assignor and the Assignee)(5/)

9.       Notice:

                  ASSIGNOR:
                  ______________________
                  ______________________
                  ______________________
                  ______________________
                  Attention:
                  Telephone:
                  Telecopier:
                  Reference:

- --------
         (4/) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Commitment is being assigned. Otherwise, the Borrower and the Agent shall direct the entire amount of the Commitment Fee to the Assignee at the rate set forth in Section 3.01(a) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of the Commitment Fee through payment by the Assignee to the Assignor.

         (5/) Insert "Not Applicable" in lieu of text if no portion of the Total Revolving Commitment is being assigned. Otherwise, the Borrower and the Agent shall direct the entire amount of the Letter of Credit Fees and Facing Fees to the Assignee at the rate set forth in Sections 3.01(b) and (c) of the Credit Agreement, with the Assignor and the Assignee effecting the agreed upon sharing of Letter of Credit Fees and Facing Fees through payment by the Assignee to the Assignor.

                                                                        Annex I
                                                                         Page 3
                  ASSIGNEE:
                  ________________________
                  ________________________
                  ________________________
                  ________________________
                  Attention:
                  Telephone:
                  Telecopier:
                  Reference:

Payment Instructions:

         ASSIGNOR:
                  ________________________
                  ________________________
                  ________________________
                  ________________________
                  Attention:
                  Reference:

         ASSIGNEE:
                  ________________________
                  ________________________
                  ________________________
                  ________________________
                  Attention:
                  Reference:

Accepted and Agreed:

[NAME OF ASSIGNEE]                                       [NAME OF ASSIGNOR]

By ____________________                                  By ___________________
   ____________________                                     ___________________
  (Print Name and Title)                                 (Print Name and Title)